Company Overview Investor Presentation September 2020 Exhibit 99.1

For Investor Use Important Information The information in this presentation does not contain all of the information that a potential investor should review before investing in Aerie shares. The descriptions of Aerie Pharmaceuticals, Inc. (the “Company” or “Aerie”) in this presentation are qualified in their entirety by reference to reports filed with the SEC. Certain information in this presentation has been obtained from outside sources or is anecdotal in nature. While such information is believed to be reliable for the purposes used herein, no representations are made as to the accuracy or completeness thereof and we take no responsibility for such information. Any discussion of the potential use or expected success of Rhopressa® (netarsudil ophthalmic solution) 0.02% or Rocklatan® (netarsudil and latanoprost ophthalmic solution) 0.02%/0.005%, with respect to foreign approval or additional indications, and our current or any future product candidates, including AR-1105, AR-13503 and AR-15512, is subject to regulatory approval. In addition, any discussion of U.S. Food and Drug Administration (“FDA”) approval of Rhopressa® or Rocklatan® does not guarantee successful commercialization of Rhopressa® or Rocklatan®. For more information on Rhopressa®, including prescribing information, refer to the full Rhopressa® product label at www.rhopressa.com. For more information on Rocklatan®, including prescribing information, refer to the full Rocklatan® product label at www.rocklatan.com. The information in this presentation is current only as of its date and may have changed or may change in the future. We undertake no obligation to update this information in light of new information, future events or otherwise. We are not making any representation or warranty that the information in this presentation is accurate or complete. This presentation shall not constitute an offer to sell, nor a solicitation of an offer to buy, any of Aerie’s securities. Certain statements in this presentation, including any guidance or timelines presented herein, are “forward-looking statements” within the meaning of the federal securities laws. Words such as “may,” “will,” “should,” “would,” “could,” “believe,” “expects,” “anticipates,” “plans,” “intends,” “estimates,” “targets,” “projects,” “potential” or similar expressions are intended to identify these forward-looking statements. These statements are based on the Company’s current plans and expectations. Known and unknown risks, uncertainties and other factors could cause actual results to differ materially from those contemplated by the statements. In evaluating these statements, you should specifically consider various factors that may cause our actual results to differ materially from any forward-looking statements. For example, uncertainties around the duration and severity of the current global COVID-19 pandemic including its possible impact on our clinical and commercial operations and our global supply chain could cause our actual results to be materially different than those expressed in our forward-looking statements. In particular, these statements include any discussion of potential commercial sales, placement or utilization of Rocklatan® or Rhopressa® in the United States or any other market. Likewise, FDA approval of Rhopressa® and Rocklatan® does not constitute approval of any future product candidates. Any top line data presented herein is preliminary and based solely on information available to us as of the date of this presentation and additional information about the results may be disclosed at any time. FDA approval of Rhopressa® and Rocklatan® also does not constitute regulatory approval of Rhopressa® or Rocklatan® in jurisdictions outside the United States and there can be no assurance that we will receive regulatory approval for Rhopressa® or Rocklatan® in jurisdictions outside the United States. In addition, any discussion in this presentation about preclinical activities or opportunities associated with our products or discussions involving the potential for our dry eye product candidate are preliminary and the outcome of any studies may not be predictive of the outcome of later trials and ultimate regulatory approval. Any future clinical trial results may not demonstrate safety and efficacy sufficient to obtain regulatory approval related to the preclinical research findings discussed in this presentation. Any statements regarding Aerie’s future liquidity, cash balances or financing transactions also constitute forward-looking statements. These risks and uncertainties are described more fully in the quarterly and annual reports that we file with the SEC, particularly in the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Such forward-looking statements only speak as of the date they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events or otherwise, except as otherwise required by law.

Aerie Overview Rhopressa® has not been approved by any regulatory authorities other than the FDA and EMA and Rocklatan® has not been approved by any regulatory authority other than the FDA. Additional potential Rhopressa® indications are being considered for further study and are not labeled indications. AR-13503 and AR-1105 are development stage product candidates and are not approved by any regulatory agency. Aerie IOP–Reducing Products (IP 2030+) Key Pipeline Activities AR-15512 TRPM8 agonist for Dry Eye (Phase 2b clinical study expected to commence Q4 2020) Sustained-Release Implant Platform: - Retina AR-13503 (First-in-human clinical study commenced Q3 2019) AR-1105 (Positive Topline Phase 2 results reported July 2020) Rhopressa® and Rocklatan® gaining momentum in the United States Aerie franchise ranked #4 in total U.S. prescriptions (April 2020) for branded glaucoma products Globalization Plan Under Way – Major decisions upcoming for Japan and Europe For Investor Use

Aerie’s Key Catalysts for 2020 Pipeline: Successful AR-1105 Phase 2 RVO clinical study topline readout took place in July 2020 AR-15512 TRPM8 agonist for Dry Eye Phase 2b clinical study expected to commence Q4 2020 Globalization: Roclanda® Mercury 3 topline readout Q3 2020; Roclanda® EMA approval expected late 2020 / early 2021 Rhopressa® Phase 3 clinical study in Japan to commence Q4 2020 U.S. Glaucoma Franchise: Focus on continued momentum capitalizing on higher coverage For Investor Use

Aerie Overview For Investor Use Sources: IQVIA: NPA Rx and NSP Unit data Graph Source: IQVIA 2019 CAI: Carbonic Anhydrase Inhibitor AA: Alpha Agonist BB: Beta Blocker Estimated Glaucoma Market TRx Mix - ~$3B Market, 36M TRx, 55M bottles - 55% of unit volume first-line (PGAs) - 45% of unit volume 2-3X/Day Adjuncts 2019 U.S. Glaucoma Market Medicare Part D & Medicaid, 57% Commercial & Cash, 32% Rhopressa® bottles per Rx year-to-date 2020 were 1.38 (high as 1.43 in recent weeks) compared to same period 2019 of 1.27, reflecting an increase in 90 days’ supply.

87% of OPH Offices are Currently Open While a Variety of Mechanisms are Being Deployed COVID-19 IMPACT ON OFFICES 67% Offices only seeing “sick” patients 63% Office staff has been reduced 70% Offices have limited hours 13% Offices temporary closed 2% Business as usual 62% Offices using telehealth to interact with patients Fieldwork: April 30 – May 11, 2020 N=225 For Investor Use

Ophthalmologists Should Still be Accessible Even if Access Will be Different From the Past HOW WILL YOU INTERACT WITH PHARMACEUTICAL SALES REPRESENTATIVES IN THE FUTURE? MULTIPLE ANSWERS ALLOWED, SO TOTAL > 100% 15% Other – mix of face-to-face and virtual 3% No live or virtual contact with reps 6% I will not be seeing any reps in the office for the reminder of 2020 13% I will only see reps virtually 69% I will limit the number of 'live' engagements with reps in the office Aerie Fieldwork: April 30 – May 11, 2020 N=225 We have trained our reps (& speakers) to deliver virtual presentations For Investor Use

Total Prescriptions by Month Have Returned to Pre-COVID Levels For Investor Use 8 Data source: IQVIA NPA Monthly: July data month 50,181 50,368 30,365 July Performance vs. June Aerie TRx +3.1% Glaucoma Market TRx +0.9% Aerie NRx +7.6% (+200 above all time high in March) Glaucoma Market NRx +1.0% 200 TRx shy of Peak Month

Comparing April to March, The Aerie Franchise Fared Better Than Key Competitors Product Mar-20 Apr-20 Chg % Change↓ Rhopressa® 31,451 28,219 -3,232 -10.3% Rocklatan® 14,858 13,157 -1,701 -11.4% Lumigan® 182,875 160,907 -21,968 -12.0% Simbrinza® 36,412 31,875 -4,537 -12.5% Combigan® 139,649 122,008 -17,641 -12.6% Travatan Z® 41,739 36,358 -5,381 -12.9% Alphagan® P 69,832 60,806 -9,026 -12.9% Zioptan® 11,186 9,611 -1,575 -14.1% Azopt® 35,560 29,921 -5,639 -15.9% Vyzulta® 15,046 12,631 -2,415 -16.1% Cosopt Pf® 4,450 3,659 -791 -17.8% IQVIA Xponent TRXs Apr’20 vs. Mar’20 For Investor Use

COVID-19: How is Aerie Responding? Ongoing communication of the MOST Data Continued execution of the Pulse Strategy, focused on driving monthly prescribers to weekly prescribers (January to April gain of 700 HCP’s to over 4,200 weekly prescribers) Increasing share of voice with HCP’s to further bolster sales momentum Drive benefit from recently increased managed care coverage: Rhopressa® 90% Commercial, 88% Med D Rocklatan® 88% Commercial, 55% Med D plus 15% Low Income Subsidy For Investor Use

Aerie reps calling on Top 10,000 highest prescribers Majority to be detailed 2x per month Added Contract Sales Organization to call on next 1,500 higher prescribing targets of glaucoma medications Added Telesales team to call on next 3,000 higher prescribing targets Goal: Increase Share of Voice with the 14,000+ targets For Investor Use Increasing Share of Voice

Topline Results from Rhopressa® Phase 4 Multi-center Open-label Study (MOST) 12-week MOST study evaluated efficacy, tolerability and safety of Rhopressa® use in 260 patients in a real-world clinical setting Use of Rhopressa® as monotherapy or adjunct was at discretion of the physician Used adjunctively (n=151, mITT): Rhopressa® was similarly effective when added to prior PGA monotherapy or when added to prior multi-drug therapy Additional IOP reductions of 4.3 mmHg and 4.5 mmHg, respectively (12 weeks) Used as monotherapy (n=91, mITT): Rhopressa® maintained IOP levels comparable to prior PGA following switch (n=57) Rhopressa® was well tolerated as monotherapy and adjunctive therapy No treatment-related serious adverse events (AEs) Most common AEs were Conjunctival Hyperemia (20.8%) and Vision Blurred (7.3%) 89% of patients reported Rhopressa® was tolerated “well” or better in survey (mITT) For Investor Use ++Data on File

For Investor Use U.S. Glaucoma Franchise Launch Update Rhopressa® has not been approved by any regulatory authorities other than the FDA and EMA and Rocklatan® has not been approved by any regulatory authority other than the FDA. Actual Weekly Sales-Out to Pharmacies Data as of 9/4/2020 IQVIA Weekly Data as of 8/28/2020 1/4/2019 9/4/2020 1/4/2019 8/28/2020 16,364 10,784 13,923 21,086

For Investor Use Advancing the Pipeline Drug/Target Indication Development Stage Preclinical Phase 1/2a Phase 2b Front of the Eye AR-15512 (AVX TRPM8 agonist) Dry Eye Back of the Eye AR-1105 Implant (Dexamethasone) RVO/DME AR-13503 Implant (ROCK, PKC) wAMD DME/DR Glaucoma Neuro- enhancement

For Investor Use U.S. Dry Eye Market: Under-diagnosed and Under-treated Estimated 30 million dry eye sufferers in the United States; less than 3 million treated Dry eye related symptoms are one of the most common reasons for patients to visit an eye care professional Represents a significant health care burden, contributing to approximately 25% of visits to ophthalmic clinics Current pharmaceutical therapies are anti-inflammatories, often with poor maintenance on therapy and poor tolerability DED affects quality of life and interferes with reading, driving ability, computer use, work productivity and is associated with increased anxiety, stress and depression Unmet need for different MOAs, better tolerability, and treatment of symptoms Sources: Mixture of public information, IQVIA , Market Scope and estimates – Feb 2020; Gayton JL. Clin Ophthalmol. 2009; 3:405-412.; Stonecipher KG et al. Ther Clin Risk Manag. 2013; Asrini Noor N. W J Opthalmol & Vision Res 2018. US 2019 Sales: $1.6B est.

AR-15512 for Dry Eye Novel Mechanism of Action – Modulation of Corneal TRPM8 receptors Topical eye drop TRPM8 receptor is a cold thermoreceptor ion channel located on corneal nerve endings Reduced corneal temperature triggered by tear evaporation activates TRPM8 which leads to: Increased basal tear production (sign for DED) A cooling sensation leading to reduction in discomfort / ocular pain (symptom for DED) This dual mechanism of action is different than those of current prescription dry eye products and supports use as monotherapy as well in conjunction with approved products Basal tearing depending on TRPM8 stimulation is independent of pain-evolved reflex tearing For Investor Use Data on file. AR-15512 is a development stage product candidate and is not approved by any regulatory agency

AR-15512 (TRPM8 Agonist) for Dry Eye For Investor Use How AR-15512 works AR-15512 Ophthalmic Solution

AR-15512 for Dry Eye Avizorex completed a Phase 2a study in early 2019 in 109 subjects One concentration (0.0014%) and two dosing regimens (BID/TID) for 4 weeks were evaluated Primary endpoint: % of patients ≥ 20 points change in symptoms questionnaire (SANDE) Secondary endpoints: Schirmer’s test (tear production) Tear film break-up-time (TBUT) Corneal staining Key findings: BID dosing demonstrated greater separation from vehicle, especially in subjects with higher symptoms at baseline Statistical differences from vehicle observed in BID dosing arm in symptoms (severe subjects) and Schirmer’s change 3 mm   For Investor Use Data on file. AR-15512 is a development stage product candidate and is not approved by any regulatory agency

Significant efficacy achieved for sign and symptoms with BID dosing of 0.0014% (50µM) AVX-012 (AR-15512) over 28 days For Investor Use ++Data on File Symptoms: SANDE Score Percentage of patients improving ≥20 score p=0.1 p=0.021 Graph on the right represents primary endpoint with a subset of more severe symptoms Demonstrated statistical significance AVX-012 (AR-15512) Dry Eye Clinical Trial Highlights

++Data on File For Investor Use AVX-012 (AR-15512) Dry Eye Clinical Trial Highlights Sign: Schirmer Evaluation Percentage of patients improving ≥3mm Significant efficacy achieved for sign and symptoms with BID dosing of 0.0014% (50µM) AVX-012 (AR-15512) over 28 days

For Investor Use Dry Eye Program: AR-15512 Target symptoms: significant step in addressing the symptoms of dry eye patients and providing a cooling sensation Impact basal tear production: production of natural tears and not just an acute reflex tear Safe for long-term use Other approved products on the market: Xiidra®: only approved product for the treatment of signs and symptoms Restasis®, Cequa™ and TrueTear®: approved for increase in tear production

For Investor Use AR-15512 Development Update 3-month toxicity studies ongoing FDA meeting held in June 2020 Clinical Trial Series named “COMET” = Cold Thermoreceptor Modulation as an Effective Treatment Phase 2b study will evaluate efficacy and safety of 0.0014% and 0.003% BID First patient enrolled Q4 2020 360 patients (1:1:1) for 3 months Environmental and Controlled Adverse Environment (CAE) conditions Primary endpoints: ocular discomfort (symptom) and tear production (Sign) Secondary endpoints include: SANDE, staining TBUT, changes post CAE COMET-1 Phase 2b topline results expected Q3 2021

For Investor Use 2019 U.S. Retinal Disease Market Sources: Mixture of public information, IQVIA, Market-Scope and estimates – Feb 2020 2019 Sales: $6.8B 2019 Unit Sales: 8.1MM

For Investor Use Aerie’s Lead Implant Product Candidates AR-1105 (Dexamethasone) Implant (Phase 2 Topline reported July 2020) Indications under development: retinal vein occlusion (RVO) Target product profile vs. Ozurdex® Designed for longer duration of efficacy (6 mo vs 3 mo) Designed for improved administration due to smaller needle Potential for fewer adverse effects due to lower peak drug levels AR-13503 (ROCK/PKC) Implant (Topline data expected H2 2021) Initial indications under development: neovascular AMD and DME Novel MOA: anti-angiogenesis PLUS anti-fibrosis, anti-inflammation Designed to be effective as monotherapy or adjunctive therapy to anti-VEGF Targeting injection once every 6 months For more information on Ozurdex® please see the product webpage https://www.ozurdex.com AR-1105 and AR-13503 are development stage product candidates and are not approved by any regulatory agency

AR-1105: Phase 2 Topline Summary The Phase 2 clinical trial (AR-1105-CS201) was conducted at 19 centers in the United States. A total of 49 patients completed the study. The objective of the Phase 2 clinical trial was to evaluate two formulations of AR-1105, clinical formulation #1 (CF-1) and clinical formulation #2 (CF-2) with different steroid release profiles. The clinical trial was conducted in two stages. In the initial safety stage, five patients were enrolled in a single cohort to receive CF-1, delivering a 340µg dose of dexamethasone in a single intravitreal injection. In stage 2, 44 patients were randomized 1:1 to receive either CF-1 or CF-2. The results demonstrated positive and sustained treatment effects with both formulations as shown by increases in best corrected visual acuity and reductions in macular edema. Peak efficacy was observed earlier with CF-1, while CF-2 demonstrated a longer overall duration of effect of up to six months. Both formulations, CF-1 and CF-2, were well tolerated with no unexpected safety findings. Adverse events were consistent with other corticosteroid treatments and intravitreal injection procedures. The profiles of the different cohorts demonstrate the flexibility of the PRINT® sustained release technology platform in enhancing the management and durability of treatment effects. Further details will be provided at an upcoming ophthalmology conference. For Investor Use Data on file.

AR-1105: Opportunity Considerations The Diabetic Macular Edema market is expected to grow with increasing diabetes prevalence in the United States and abroad. The performance of AR-1105 as indicated in the P2 topline data, which reflects six-month sustained delivery, may render this product, if approved, highly competitive in both the U.S. and European markets The potentially significant differentiation with six-month sustained delivery, AR-1105 may be viewed positively in comparison to current products and potentially create a new treatment alternative to anti-VEGF non-responders Aerie’s exclusive PRINT® platform may allow for low cost production and significant pricing flexibility Six-month dosing may also benefit physician productivity and overall health economics Opportunity for market expansion – market currently $100+M in the U.S. and nearly $300M in Europe The positive AR-1105 P2 topline sustained efficacy data points to the potential for a significant pipeline asset for Aerie For Investor Use AR-1105 is a development stage product candidate and is not approved by any regulatory agency

For Investor Use Expanding Aerie Franchise: Japan Phase 2 study successful topline results released in November 2019 Phase 3 trials expected to commence in Japan Q4 2020 Sources: IMS Analytics link at ex-manufacturer price level and Unit-April 2020. *TRx calculated from IQVIA unit data (1 month = 1 TRx) Aerie currently evaluating partnering opportunities Aerie currently exploring partnering opportunities

AR-13324-CS208 Japan Phase 2 Study Topline Results 28-day prospective, double-masked, placebo-controlled, dose-ranging study of netarsudil efficacy and safety in Japanese subjects with open-angle glaucoma (OAG) or ocular hypertension (OHT) Netarsudil 0.01%, 0.02% and 0.04% were efficacious, met primary endpoint of superiority to placebo in mean diurnal IOP at Week 41, were safe and generally well tolerated Baseline mean diurnal IOPs 20-21 mmHg across study arms2 (Japanese IOPs ~3 – 4 mmHg lower than in the U.S.) Week 4 mean diurnal IOP was 16.3 (-4.1), 15.4 (-4.8), 16.2 (-4.8) and 19.3 (-1.7) mmHg in the netarsudil 0.01%, 0.02%, 0.04%, and placebo groups, respectively2 No serious adverse events Netarsudil 0.02% (concentration of Rhopressa® in the U.S) provided best balance of efficacy and safety Most common AE was Conjunctival Hyperemia (37.0%), discontinuation rate was 1.9%, all lower than in US trials3-5 1. ANCOVA with MCMC imputation. 2. Observed data. 3. Bacharach J, et al. Ophthalmology. 2015 Feb;122(2):302-7. 4. Serle JB, et al. Am J Ophthalmol. 2018 Feb;186:116-127. 5. Khouri AS, et al. Am J Ophthalmol. 2019 Aug;204:97-104. For Investor Use Netarsudil generated up to 4.8 mmHg reduction in IOP from baseline

P<0.0001 vs. placebo at Week 4 for all dose levels1 0.02% achieved lowest mean diurnal IOP at Week 4 1. ANCOVA with MCMC imputation AR-13324-CS208 Japan Phase 2 Study Topline Results For Investor Use

For Investor Use Expanding Aerie Franchise: Europe Marketing authorisation granted for Rhokiinsa® (Rhopressa®) in November 2019; Roclanda® (Rocklatan®) MAA accepted for review in December 2019 Mercury 3: 6-month safety and 90-day efficacy registration trial comparing Rocklatan® (known as Roclanda® in Europe) for non-inferiority to a fixed-dose combo in Europe (Ganfort®). Ireland Plant approved for U.S. production Sources: IQVIA Midas data at ex-manufacturer price level and Unit-April 2020. *TRx calculated from IQVIA unit data (1 month = 1 TRx) Mercury 3 topline readout in Q3 2020; Commercialization strategy will consider these results and broader pricing considerations

For Investor Use Summary Key Priorities Rhopressa® and Rocklatan® gaining momentum in the United States Globalization Strategy Europe/Japan clinical path and commercialization strategy Ireland Manufacturing Facility Research Initiatives TRPM8 agonist for dry eye Retina Program, including AR-1105 prospects with positive P2 topline Well-Financed $241.9M cash/investments at 6/30/20 Relatively low net cash used in operations of $22.9M for second-quarter 2020